SECURITIES AND EXCHANGE COMMISSION

                      	Washington, D.C. 20549

                         	________________

                             	FORM 8-K

                          	CURRENT REPORT

              	Pursuant to Section 13 or 15(d) of the

                  	Securities Exchange Act of 1934

  	Date of Report (Date of earliest event reported): February 19, 1999


                       	SEARS, ROEBUCK AND CO.

            	(Exact name of registrant as specified in charter)


  New York                     1-416               36-1750680
(State or Other	       (Commission File Number)    (IRS Employer
Jurisdiction of                                    Identification
Incorporation)                                     Number)


3333 Beverly Road, Hoffman Estates, Illinois	  60179
(Address of principal executive offices)  		(Zip Code)


Registrant's telephone number, including area code (847) 286-2500




Item 5.  Other Events.

On February 9, 1999, the registrant filed a Current Report on Form 8-K relating to (i) a plea agreement reached between Sears Bankruptcy Recovery Management Services, Inc. ("SBRMS") and the U.S. Attorney and (ii) an agreement settling a civil action also brought by the U.S. Attorney. On February 19, 1999, the Court entered an order approving each of the above-referenced agreements.






                       	SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



SEARS, ROEBUCK AND CO.



By: /s/ Alan J. Lacy
	Chief Financial Officer

Date: February 19, 1999